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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      JANUARY 27, 1998

                          POUGHKEEPSIE FINANCIAL CORP.

             (Exact name of registrant as specified in its charter)

DELAWARE                              0-22599       16-1518711
(State of or other jurisdiction     (Commission   (I.R.S. Employer
of incorporation)                   File Number)   Identification
                                                     Number)

249 MAIN MALL
POUGHKEEPSIE, NEW YORK                                  12601
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   (914) 431-6200

                           Not Applicable

          (Former name or former address, if changed since last report)




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Item 5.   Other Events

     On January 27, 1998, Poughkeepsie Financial Corp., Poughkeepsie, New York issued a press release reporting its results for the fourth quarter and year ended December 31, 1997. A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Business Acquired

               Not applicable.

          (b)  Pro Forma Financial Information

               Not applicable.

          (c)  Exhibits

               (1)  Press Release dated January 27, 1998.





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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       POUGHKEEPSIE FINANCIAL CORP.

Date: January 27, 1998              By:  /s/Joseph B. Tockarshewsky
                                         -----------------------------
                                         Joseph B. Tockarshewsky
                                         Chairman of the Board, President and
                                         Chief Executive Officer



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